UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2016

Rennova Health, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

____________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 11, 2016, Rennova Health, Inc. (the "Company") entered into Exchange Agreements with the holders of our Series C Convertible Preferred Stock (the "Series C Preferred Stock") and the holders of our warrants to purchase shares of common stock issued December 30, 2015 (the "Existing Warrants") to exchange such securities for shares of a newly-authorized Series G Convertible Preferred Stock (the "Series G Preferred Stock") and new warrants to purchase shares of common stock (the "Exchange"). The closing of the Exchange is conditioned upon the closing of our public offering of Class A Units and Class B Units pursuant to a Registration Statement on Form S-1 (Registration No. 333-211515) (the "Public Offering") and is scheduled to occur on the closing date of the Public Offering. On July 6, 2016, stockholders representing approximately 74% of the voting power of the Company approved the Exchange.

Following the Exchange, there will be no shares of Series C Preferred Stock issued and outstanding and the Existing Warrants will also be no longer issued and outstanding. The numbers of shares of Series G Preferred Stock and warrants to be issued in the Exchange are dependent upon the pricing of the Public Offering. The Exchange Agreements contain customary representations, warranties and covenants.

The Exchange is being made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof based on the representations of the holders. No commission or other remuneration will be paid or given directly or indirectly for soliciting the Exchange.

This summary of the Exchange is qualified in its entirety by reference to the forms of the Certificate of Designation for the Series G Preferred Stock, warrants and Exchange Agreement, which are filed as exhibits to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Description
10.1	Form of Exchange Agreement (incorporated by reference to Exhibit 10.115 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

10.2

Form of Certificate of Designation for the Series G Convertible Preferred Stock (incorporated by reference to Exhibit 3.9 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

10.3	Form of Warrant (incorporated by reference to Exhibit 4.8 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2016	RENNOVA HEALTH, INC.

By: /s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1

Form of Exchange Agreement (incorporated by reference to Exhibit 10.115 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

10.2

Form of Certificate of Designation for the Series G Convertible Preferred Stock (incorporated by reference to Exhibit 3.9 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

10.3	Form of Warrant (incorporated by reference to Exhibit 4.8 to the Company's Registration Statement on Form S-1 (Registration No. 333-211515) filed with the Securities and Exchange Commission on July 12, 2016).

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